UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2026
Date of Report (Date of earliest event reported)

Janus Living, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-43206	41-2996951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500
Denver, CO 80237
(Address of principal executive offices) (Zip Code)

(720) 428-5050
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A-1 Common Stock, $0.01 par value	JAN	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On November 2, 2026, Janus Living, Inc., a Maryland corporation (“Janus Living”), issued a press release setting forth its financial results for the three and nine months ended September 30, 2026. The press release refers to the Discussion and Reconciliation of Janus Living’s Non-GAAP Financial Measures, which is available in the Investor Relations section of Janus Living’s website, free of charge, at http://ir.janusreit.com/financials/quarterly-results/. The press release and Discussion and Reconciliation of Janus Living’s Non-GAAP Financial Measures are furnished herewith as Exhibits 99.1 and 99.3, respectively, and are incorporated by reference herein.

The information set forth in this Item 2.02 of this Current Report on Form 8-K and the related information in Exhibits 99.1 and 99.3 attached hereto are being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 7.01                                           Regulation FD Disclosure.

A supplemental report containing financial results and related information of Janus Living for the three and nine months ended September 30, 2026 is furnished as Exhibit 99.2 hereto and incorporated by reference herein. The supplemental report is also available in the Investor Relations section of Janus Living’s website, free of charge, at http://ir.janusreit.com/financials/quarterly-results/.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the related information in Exhibit 99.2 attached hereto is being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

No.	Description

99.1	Press Release dated November 2, 2026.

99.2	September 30, 2026, Supplemental Report.

99.3	September 30, 2026, Discussion and Reconciliation of Janus Living's Non-GAAP Financial Measures.

104	Cover Page Interactive Data File (embedded within the inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026
Janus Living, Inc.

	By:	/s/ Kelvin O. Moses
Kelvin O. Moses
Chief Financial Officer

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